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                                                                    Exhibit 10.7


                         AMENDMENT TO SUPPLY AGREEMENT

         Amendment made as of the 22nd day of January, 1993, by and between Rogers Tool Works, Inc., a Delaware corporation (the "Seller") and Smith International, Inc., a Delaware corporation (the "Buyer").

                                WITNESSETH THAT

         WHEREAS, TCM Holding Corporation, a Delaware corporation ("TCM"), Rogers Tool Works, Inc., a Delaware corporation ("RTW") and the Buyer entered into a Supply Agreement dated as of April 2, 1987 (the "Supply Agreement"); and


         WHEREAS, TCM has merged into RTW which in turn has merged into Seller (formerly known as Carbide International Corporation); and


         WHEREAS, the Seller, as successor to TCM and RTW, and the Buyer desire to amend the Supply Agreement as set forth herein:


         NOW, THEREFORE, the Buyer and Seller, for and in consideration of the covenants contained herein and other good and valuable consideration, hereby agree as follows:


         1. Paragraph (1) of the Supply Agreement is hereby amended to read as follows:

         "1. Term. This agreement shall commence on the Closing Date, as defined in Section 4.1 of that certain Purchase Agreement between TCM Holding Corporation and Smith Dated as of April 2, 1987 (the "Purchase Agreement"), and shall continue in effect until December 31, 1997."





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         2.      Table 3.1 of Paragraph 3 of the Supply Agreement is hereby amended to read as follows:


                                   Table 3.1

                 Twelve Month Period       Reduction     Adjusted Minimum
                                                         Purchase Quantity (000)
         January 1, 1989 through             $  700         $  8,500
          December 31, 1989
         January 1, l990 through             $  700         $ 10,700
          December 31, 1990
         January 1, 1991 through             $  800         $ 13,400
          December 31, 1991
         January 1, 1992 through             $  800         $  8,000
          December 31, 1992
         January 1, 1993 through             $1,000         $  8,000
          December 31, 1993
         January 1, 1994 through             $1,100         $  8,000
          December 31, 1994
         January 1, 1995 through             $1,300         $  8,640
          December 31, 1995
         January 1, 1996 through             $1,400         $  9,331
          December 31, 1996
         January 1, 1997 through              NIA           $ 10,078
          December 31, 1997


3. Table 3 of Paragraph 3 of the Supply Agreement is and has not been operational since the sale by the Buyer of its McEvoy-Willis Division.


4. The first sentence of Paragraph 5(b) of the Supply Agreement is hereby amended to read as follows:

         "(b)In addition to the adjustments provided for in subparagraph (a) above, upon the written requet of either Buyer or Seller, which request may be given one time after each of the second, fourth, sixth and eighth anniversaries of the date of this agreement, Buyer and Seller shall negotiate further adjustments in the prices to be paid by Buyer for Products."





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5.       Except as otherwise set forth herein, the Supply Agreement shall remain in full force and effect.


6. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


7. This Amendment shall be governed by and construed according to the laws of the State of Arkansas.


         IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their respective officers duly authorized thereto, all as of the day and year first above written.


                                       SMITH INTERNATIONAL, INC.



                                       By   /s/ BARRY HEPPENSTALL
                                         --------------------------------------
                                            Barry Heppenstall



                                       ROGERS TOOL WORKS



                                       By   /s/ ROBERT W. BRITZKE
                                         --------------------------------------
                                            Robert W. Britzke





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